VOYA INVESTORS TRUST

VY® FMR® Diversified Mid Cap Portfolio

(the “Portfolio”)

Supplement dated December 2, 2016

to the Portfolio’s Adviser Class, Institutional Class, Service Class, and Service 2 Class Prospectus, Summary Prospectus and Statement of Additional Information,

each dated May 1, 2016

On November 17, 2016, the Portfolio’s Board of Trustees approved a proposal to reorganize VY® FMR® Diversified Mid Cap Portfolio (the “Merging Portfolio”) with and into the following “Surviving Portfolio” (the “Reorganization”):

Merging Portfolio	Surviving Portfolio
VY® FMR® Diversified Mid Cap Portfolio	Voya MidCap Opportunities Portfolio

The proposed Reorganization is subject to approval by the shareholders of the Merging Portfolio. A proxy statement/prospectus detailing the proposed Reorganization is expected to be mailed to the Merging Portfolio’s shareholders on or about May 5, 2017, and a shareholder meeting is scheduled to be held on or about June 22, 2017. The Merging Portfolio will notify its shareholders if shareholder approval of its proposed Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 14, 2017 (“Closing Date”).

If shareholders of the Merging Portfolio approve the Reorganization, from the beginning of business on July 3, 2017 through the close of business on July 14, 2017, the Merging Portfolio will be in a “transition period” during which time a transition manager will sell all or most of its assets and the transition manager may hold a large portion of the Merging Portfolio’s assets in temporary investments. During this time, the Merging Portfolio may not be pursuing its investment objective and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganization, the Merging Portfolio’s shareholders will hold shares of the Surviving Portfolio. For more information regarding the Surviving Portfolio, please contact a Shareholder Services representative at 1-800-992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE